                                                                  EXHIBIBI 10.34


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                               SECURITY AGREEMENT

                                     Between

                      DOSKOCIL MANUFACTURING COMPANY, INC.
                                    as Debtor

                                       and
                              BANK OF AMERICA, N.A.
                             as Administrative Agent

                                 August 12, 1999





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                Page
                                                                                ----

                                    I. GRANT
1.1.     Assignment and Grant of Security........................................1
1.2.     Description of Obligations..............................................4
1.3.     Debtor Remains Liable...................................................5
1.4.     Delivery of Security and Instrument Collateral..........................5

                       II. REPRESENTATIONS AND WARRANTIES

2.1.     Representations and Warranties..........................................6

                                 III. COVENANTS

3.1.     Further Assurances......................................................7
3.2.     Equipment, Fixtures and Inventory.......................................8
3.3.     Insurance...............................................................9
3.4.     Place of Perfection; Records; Collection of Receivables,
         Chattel Paper and Instruments..........................................10
3.5.     Transfers and Other Liens..............................................11
3.6.     Rights to Dividends and Distributions..................................11
3.7.     Right of Administrative Agent to Notify Issuers........................12
3.8.     Administrative Agent Appointed Attorney-in-Fact........................12

                  IV. RIGHTS AND POWERS OF ADMINISTRATIVE AGENT

4.1.     Administrative Agent May Perform.......................................13
4.2.     Administrative Agent's Duties..........................................13
4.3.     Remedies...............................................................13
4.4.     Further Approvals Required.............................................16
4.5.     Indemnity and Expenses.................................................16

                                V. MISCELLANEOUS

5.1.     Cumulative Rights......................................................17
5.2.     Modifications; Amendments; Etc.........................................17
5.3.     Continuing Security Interest...........................................17


5.4.     GOVERNING LAW; TERMS...............................................17
5.5.     WAIVER OF JURY TRIAL...............................................18
5.6.     Administrative Agent's Right to Use Agents.........................18
5.7.     No Interference, Compensation or Expense...........................18
5.8.     Waivers of Rights Inhibiting Enforcement...........................18
5.9.     Notices and Deliveries.............................................18
         (a)      Manner of Delivery........................................18
         (b)      Addresses.................................................19
         (c)      Effectiveness.............................................20
5.10.    Successors and Assigns.............................................20
5.11.    Loan Document......................................................20
5.12.    Consent to Jurisdiction; Waiver of Immunities......................20
5.13.    Severability.......................................................20
5.14.    Obligations Not Affected...........................................21
5.15.    Counterparts.......................................................21
5.16.    Junior Lien........................................................21
5.17.    ENTIRE AGREEMENT...................................................21

SCHEDULES:

     Schedule 1     - Equipment, and Inventory Locations
     Schedule 2     - Trade Names
     Schedule 3     - Restricted Accounts
     Schedule 4     - Rolling Stock

                               SECURITY AGREEMENT


         SECURITY AGREEMENT (this "Agreement"), dated as of August 12, 1999, made by Doskocil Manufacturing Company, Inc., a Texas corporation ("Debtor"), in favor of Bank of America, N.A., a national banking association, as Administrative Agent ("Administrative Agent") for itself and each other lender a party to the Credit Agreement described below (singly, a "Secured Party", and collectively, the "Secured Parties").

                                   BACKGROUND:

         (1) Debtor, Administrative Agent and Secured Parties have entered or will enter into the Credit Agreement dated as of August 12, 1999 (as the same may hereafter be supplemented, amended, modified and restated from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined).

         (2) It is the intention of the parties hereto that this Agreement create a security interest securing the payment of the obligations set forth in
Section 1.2 hereof, subject only to Permitted Collateral Liens (which includes the Liens designated in Section 1.2 hereof as senior and superior to the Lien granted herein) as provided in the Loan Documents.

         (3) It is a condition precedent to the obligation of the Secured Parties to make the Advances under the Credit Agreement that Debtor shall have executed and delivered this Agreement.

                                   AGREEMENT.

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Secured Parties to make the Advances under the Credit Agreement, Debtor hereby agrees with Administrative Agent for its benefit and the ratable benefit of Secured Parties, as hereinafter set forth.

                                    I. GRANT

         1.1. Assignment and Grant of Security. Debtor hereby assigns, pledges, hypothecates and transfers to Administrative Agent, for its benefit and the ratable benefit of Secured Parties, and hereby grants to Administrative Agent, for its benefit and the ratable benefit of Secured Parties, a security interest in, the entire right, title and interest of Debtor, in and to the following assets of Debtor, whether now owned or hereafter acquired ("Collateral"):

         (a) all writings which evidence both a monetary obligation and a security interest in or a lease of specific goods ("Chattel Paper");

         (b) all documents, warehouse receipts, bills of lading, including, without limitation, documents of title (as defined in the UCC) or other receipts covering, evidencing or representing collateral ("Documents");

         (c) all equipment (as defined in the UCC), and (whether or not included in such definition) all vehicles, tractors, trailers, rolling stock, machinery, chattels, tools, parts, furniture, furnishings, and supplies, of every nature, wherever located, all additions, accessories and improvements thereto and substitutions therefor and all accessories, parts and equipment which may be attached to or which are necessary for the operation and use of such personal property, whether or not the same shall be deemed to be affixed to real property, together with all accessions thereto, and all rights under or arising out of present or future contracts relating to the foregoing, excluding, however, any such Equipment or other property which is financed with Indebtedness permitted to be incurred pursuant to Sections 7.1(c) and 7.1(h) of the Existing Credit Agreement ("Equipment");

         (d) all equipment, fixtures and articles of personal property now or hereafter attached to or used in or about any building or buildings now erected or hereafter to be erected on any real property now or hereafter owned or leased by Debtor (the "Property"), which are necessary to the complete and comfortable use and occupancy of such building or buildings for the purposes for which they were or are to be erected; all materials to be delivered to the Property and used or to be used in connection with the construction of any building to be constructed on the Property, including, but not limited to, all masonry, siding, roof shingles, flooring, doors, windows, tile, shutters, stoves, ovens, awnings, screens, cabinets, shades, blinds, carpets, draperies, furniture, furnishings, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, cooking, laundry and incinerating equipment and all fixtures and appurtenances thereto, and such other goods and chattels and personal property as are ever used or furnished in operating such buildings or the activities conducted therein, and all building materials and equipment now or hereafter delivered to the Property and intended to be installed thereon ("Fixtures");

         (e) all general intangibles (as defined in the UCC), and (whether or not included in such definition) all contract rights; all trade secrets, inventions, processes, production methods, proprietary information and know-how; and all licenses or other agreements granted to Debtor with respect to any of the foregoing (excluding, however, any such licenses or agreements which prohibit the assignment thereof or the granting of a security interest therein or are otherwise terminated or rendered void as a result thereof); all information, advertising lists, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, telephone numbers and telephone listings, catalogs, books, records, computer and automatic machinery software and programs, and the like pertaining to operations by or the business of Debtor; all field accounting information and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; all licenses, consents, permits, variances, certifications and approvals of all Tribunals now or hereafter held by Debtor pertaining to operations or business now or hereafter conducted; all rights to receive return of deposits and trust payments; all rights to payment under letters of credit and similar agreements; and all causes of action, rights, claims and warranties now or hereafter owned or acquired by Debtor ("General Intangibles");

         (f) all instruments and letters of credit (each as defined in the UCC, and (whether or not included in such definitions) all promissory notes, drafts, bills of exchange and trade acceptances ("Instruments");

         (g) all inventory in all of its forms, wherever located, now or hereafter existing, including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) goods in which Debtor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which Debtor has an interest or right as consignee but only to the extent of Debtor's interest therein), and (iii) goods which are returned to or repossessed by Debtor, and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

         (h) all accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles, tax refunds (including, without limitation, all federal and state income tax refunds and benefits of net operating loss carry forwards) and other obligations of any kind owing to Debtor, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles and obligations being the "Receivables");

         (i) all agreements with each manufacturer, vendor, sales agent, sales representative and each other Person pursuant to which Debtor receives, maintains, sells, leases or otherwise disposes of Inventory, including all agreements permitting the use of each such Person's name, logo, trademarks, tradenames and advertising ("Vendor Agreements");

         (j) all right, title and interest of Debtor in, to and under each contract and other agreement relating to the lease, sale or other disposition of Collateral;

         (k) all rights, claims and benefits of Debtor against any Person arising out of, relating to or in connection with Collateral purchased by Debtor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Collateral;

         (l) the balance of every deposit account of Debtor under control of Administrative Agent and each other Secured Party and each of their respective Affiliates and any other claim of Debtor against Administrative Agent and each other Secured Party, now or hereafter existing, liquidated or unliquidated, and all money, instruments, securities, documents, chattel paper, credits, claims, demands, income, and any other property, rights and interests of Debtor which at any time shall come into the possession or custody or under the control of Administrative Agent or any Secured Party or any of its agents, affiliates or correspondents, for any purpose, and the proceeds of any thereof (Administrative Agent and each other Secured Party shall be deemed to have possession of any of the Collateral in transit to or set apart for it or any of its agents, affiliates or correspondents).

         (m) 100% of the issued and outstanding capital stock of each Domestic Subsidiary of Debtor, together with all Dividends, cash, proceeds, profits, instruments, distributions and other property from time to time distributed in respect thereof, and any subscription rights or warrants to acquire any interest in such Subsidiary;

         (n) 65% of the issued and outstanding capital stock of each Foreign Subsidiary of Debtor, together with all Dividends, cash, proceeds, profits, instruments, distributions and other property from time to time distributed in respect thereof and any subscription rights or warrants to acquire any interest in such Subsidiary;

         (o) all insurance policies and bonds and claims and payments under any Collateral;

         (p) all property similar to the above hereafter acquired by Debtor; and

         (q) all accessions to, substitutions for and replacements, proceeds and products of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in this
Section 1.1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

         1.2. Description of Obligations. This Agreement creates a security interest in the Collateral, subject only to Permitted Collateral Liens (it being acknowledged and agreed that Bank of America, N.A. as administrative agent under the Existing Credit Agreement (in such capacity, the "Existing Credit Agreement Administrative Agent") has a Lien in the Collateral which is and will be at all times senior and superior to the Lien granted in the Collateral hereunder) as provided in the Loan Documents, to secure the payment and performance of any and all obligations now or hereafter existing of Debtor, each other Obligor and any other Person under the Credit Agreement and the other Loan Documents, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, premium, expenses, indemnification or otherwise (all such obligations of Debtor, each other Obligor and each other Person being the "Obligations"); provided, however, notwithstanding the foregoing or anything else herein to the contrary, Purchase Money Advances shall only be secured by the Equipment, Inventory or other tangible personal property which is financed or purchased with the proceeds of Purchase Money Advances as reasonably determined by Debtor in accordance with the requirements of the Indenture. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by Debtor, each other Obligor and any other Person to Administrative Agent or any Secured Party under any Loan Document, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding under any Debtor Relief Law involving Debtor, any other Obligor or any other Person (including all such amounts which would become due or would be secured but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding of Debtor, any other Obligor or any other Person under any Debtor Relief Law). Notwithstanding anything herein to the contrary, the Obligations secured hereby shall be limited to an aggregate amount which is equal to the largest amount that would not render the Lien granted herein subject to avoidance under Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law.

         1.3. Debtor Remains Liable. Anything herein to the contrary notwithstanding, (a) Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Administrative Agent of any of the rights hereunder shall not release Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and
(c) neither Administrative Agent nor any Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Administrative Agent or any Secured Party be obligated to perform any of the obligations or duties of Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         1.4. Delivery of Security and Instrument Collateral. To the extent not required to be delivered to the Existing Credit Agreement Administrative Agent, all certificates (except certificates of title with respect to motor vehicles shall only be required to be delivered upon request of Administrative Agent) or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Administrative Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Administrative Agent. Administrative Agent, subject to the rights of the Existing Credit Agreement Administrative Agent, shall have the right, as provided in Section 3.6, after the occurrence, and during the continuance, of an Event of Default, but without any requirement for prior written notice to Debtor, to transfer to or to register in the name of Administrative Agent or any of its nominees any or all of such Collateral. In addition, Administrative Agent, subject to the rights of the Existing Credit Agreement Administrative Agent, shall have the right at any time after the occurrence, and during the continuance, of an Event of Default to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

                       II. REPRESENTATIONS AND WARRANTIES

         2.1. Representations and Warranties. Debtor represents and warrants to Administrative Agent and each Secured Party, with respect to itself and the Collateral, as follows:

         (a) All of the Equipment, Fixtures and Inventory pledged by Debtor hereunder are located at the places specified on Schedule 1 hereto (as supplemented from time to time by Debtor by written notice to Administrative Agent) or in transit to a place specified on Schedule 1 hereto (as supplemented from time to time by Debtor by written notice to Administrative Agent) or in transit for sale to a third-party purchaser that upon such sale will become the obligor under a Receivable or promptly pay for such Equipment, Fixtures and Inventory. The chief place of business and chief executive office of Debtor and the office where Debtor keeps all of its records concerning the Receivables, are located at the place specified on Schedule 1 hereto. Schedule 1 is a complete and correct list of, as to any leased property on which any Collateral is located, the lease or other agreement (and all amendments thereto) pursuant to which Debtor has use of such property (complete and correct copies of which have been provided to Administrative Agent), the lessor pursuant to such agreement, the recording information for such agreement, the description of such property sufficient for recording and the name of the record owner of such property.

         (b) Debtor is the legal and beneficial owner of the Collateral pledged by it free and clear of any Lien, security interest, option or other charge or encumbrance except for Permitted Liens. No effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Administrative Agent relating to this Agreement and with respect to any Permitted Lien. As of the date hereof, Debtor has the trade names set forth on
Schedule 2 (and no others). To the best of Debtor's knowledge, Debtor (including any corporate or partnership predecessor) has not existed or operated under any name other than as stated on Schedule 2 since the date three years preceding the date of this Agreement.

         (c) This Agreement and the pledge of the Collateral pursuant hereto, together with the filing of financing statements containing the description of the Collateral in the jurisdictions set forth on Schedule 1, which will be made immediately following the date of closing, creates a valid and perfected security interest in the Collateral in which a security interest can be perfected by filing a UCC financing statement, securing the payment of the Obligations; provided that additional actions may be required with respect to the perfection of proceeds of the Collateral; further provided that Secured Party retains physical possession of any Collateral, the possession of which is required for perfection.

         (d) No consent of any Person that has not been obtained and no authorization, approval or other action by, and no notice to or filing with, any Tribunal is required (i) for the pledge by Debtor of the Collateral pledged by it hereunder, for the grant by Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Debtor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (except for the filing of financing and continuation statements under the UCC, fixture filings and filings with the United States Patent and Trademark Office) or (iii) for the exercise by Administrative Agent of the rights provided for in this Agreement (except for consents of landlords pursuant to the Landlords' Waivers and as otherwise required by law, including pursuant to Section 4.4 of this Agreement).

         (e) None of the Collateral described in Sections 1.1(m) and 1.1(n) ("Securities Collateral") is subject to any unpaid capital call or dispute, any buy-sell, voting trust, transfer restriction, preferential right to purchase or similar agreement or any option, warrant, put or call or similar agreement except to the extent permitted by the Credit Agreement. All of the Securities Collateral are duly authorized, validly issued and non-assessable and were not issued in violation of the Rights of any Person.

         (f) All Inventory produced in the United States of America has been produced in substantial compliance with the Fair Labor Standards Act.

                                 III. COVENANTS

         3.1. Further Assurances.

         (a) Debtor agrees that where any agreement existing as of the date hereof or hereafter to which Debtor is a party contains any restriction that could reasonably be expected to prohibit Debtor from granting any security interest under this Agreement, at Administrative Agent's request, Debtor will use its best efforts to obtain the necessary consent to or waiver of such restriction from any Person so as to enable Debtor to effectively grant to Administrative Agent such security interest under this Agreement.

         (b) Debtor agrees that from time to time, at the expense of Debtor, at Administrative Agent's request, Debtor will promptly execute and deliver all further instruments and documents (including supplements to all schedules), and take all further action, that may be necessary or desirable, and that Administrative Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby, and the priority thereof, or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, upon reasonable written request by Administrative Agent, Debtor will: (i) mark conspicuously each Chattel Paper included in Receivables, and, at the reasonable request of Administrative Agent, each of its records pertaining to the Collateral with the following legend:

         THIS INSTRUMENT IS SUBJECT TO A SECURITY INTEREST AND LIEN PURSUANT TO A SECURITY AGREEMENT DATED AUGUST 12, 1999 (AS THE SAME HAS BEEN AND MAY HEREAFTER BE AMENDED,
         MODIFIED OR RESTATED) MADE BY DOSKOCIL MANUFACTURING
         COMPANY, INC. IN FAVOR OF BANK OF AMERICA, N.A., AS

         ADMINISTRATIVE AGENT FOR CERTAIN LENDERS, AND PURSUANT
         TO A CREDIT AGREEMENT DATED AS OF AUGUST 12, 1999 (AS THE SAME HAS BEEN AND MAY HEREAFTER BE AMENDED, MODIFIED OR
         RESTATED)

or such other legend, in form and substance reasonably satisfactory to and as specified by Administrative Agent, indicating that such Chattel Paper or Collateral is subject to the pledge, assignment and security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or be Chattel Paper, to the extent not required to be delivered to the Existing Credit Agreement Administrative Agent, deliver and pledge to Administrative Agent hereunder such note, instrument or Chattel Paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to Administrative Agent; and
(iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as Administrative Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

         (c) In addition to such other information as shall be specifically provided for herein, Debtor will furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other lists, documents, reports, and product, service and sales documents in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail. In connection with its enforcement of the security interest, Administrative Agent may use such information or transfer it to any assignee permitted hereunder for such assignee's use.

         (d) Debtor hereby authorizes Administrative Agent to file one or more financing or continuation statements relating to all or any part of the Collateral without the signature of Debtor where permitted by law provided Administrative Agent shall give reasonably prompt notice of any such filings to Debtor. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         (e) Debtor will not, and will not permit any Person to, materially revise, modify, amend or restate the articles of incorporation of any corporation the stock or other interest in which is Collateral or the partnership, joint venture or other organizational document of any partnership or joint venture any interest in which is Collateral or terminate, cancel or dissolve any such Person, except as permitted under the Credit Agreement.

         3.2. Equipment, Fixtures and Inventory.

         (a) Debtor shall not keep the Equipment, Fixtures and Inventory pledged by it hereunder (other than Inventory sold in the ordinary course of business) in any location other than the places specified in Schedule 1 unless the Debtor has delivered to Administrative Agent a financing statement for such Equipment, Fixtures and Inventory kept by Debtor at such location or such other documentation in the opinion of Administrative Agent which is necessary to properly perfect or maintain the perfection of the security interest granted herein in such Collateral.

         (b) Debtor shall cause the Equipment and Fixtures pledged by it hereunder that are necessary for Debtor's business to be maintained and preserved in the same condition, repair and working order as when purchased, ordinary wear and tear excepted in accordance with Debtor's past practices, and shall forthwith, or in the case of any material loss or damage to any of the Equipment or Fixtures as quickly as practicable after the occurrence thereof, make or cause to be made all reasonable repairs, replacements, and other improvements in connection therewith which are necessary or desirable to such end. Debtor shall promptly furnish to Administrative Agent a statement respecting any loss or damage which singly or in the aggregate equals or exceeds $150,000 for any fiscal year to any of the Equipment pledged by it hereunder. Debtor shall promptly furnish to Administrative Agent a statement respecting any loss or damage which singly or in the aggregate equals or exceeds $150,000 for any fiscal year to any of the Inventory pledged by it hereunder.

         (c) Debtor shall comply with all requirements of the Fair Labor Standards Act.

         3.3. Insurance. Debtor shall, at its own expense, maintain insurance with respect to the Collateral in accordance with the terms set forth in Section
5.5 of the Existing Credit Agreement. Debtor further covenants and agrees to keep the Collateral which is Inventory, Equipment, Fixtures and other tangible personal property insured in such amounts, against such risks and with such insurers as is consistent with customary industry practice, provided that none of such insurance shall be in amounts less than the greater of (i) the replacement value and (ii) the original cost of the covered property (less any deduction standard in the industry for such type of property), subject in the case of any property damage insurance to normal and customary rights granted in the ordinary course of business to (A) any landlord (with respect to the property covered by any lease), (B) in the case of any equipment financing, to any equipment lessor or lender (with respect to the equipment covered thereby), or (C) mortgagees of any real property. All such policies of insurance shall be written for the benefit of Administrative Agent and Debtor, as their interests may appear, and shall provide for at least thirty days' prior written notice of cancellation or change of coverage to Administrative Agent. Debtor shall promptly furnish to Administrative Agent evidence of such insurance in form and content satisfactory to Administrative Agent. If Debtor fails to maintain the insurance it is required to maintain with respect to the Collateral in accordance with this Section 3.3, upon notice to Debtor, Administrative Agent may at its own option obtain insurance on only Administrative Agent's interest in such Collateral, any premium thereby paid by Administrative Agent to become part of the Obligations, bear interest prior to the existence of an Event of Default, at the then applicable Base Rate Basis, and during the existence of an Event of Default, at the Default Rate. In the event Administrative Agent maintains such substitute insurance, the additional premium for such insurance shall be due on demand and payable by Debtor to Administrative Agent in accordance with any notice delivered to Debtor by Administrative Agent. Debtor hereby grants Administrative Agent a security interest in any refunds of unearned premiums in connection with any cancellation, adjustment or termination of any policy of insurance required by Administrative Agent and in all proceeds of such insurance and hereby appoints Administrative Agent its attorney-in-fact (exercisable from and after the occurrence of an Event of Default which is continuing) to endorse any check or draft that may be payable to Debtor in order to collect such refunds or proceeds. To the extent not required to be applied in accordance with the General Security Agreement (as defined in the Existing Credit Agreement and used herein), proceeds of insurance shall be applied as follows: first, to reimburse Administrative Agent for all costs and expenses, if any, including reasonable attorneys' fees, incurred in connection with the collection of such proceeds; second, if an Event of Default has not occurred and is continuing or the amount of proceeds in respect of any one loss or damage does not exceed $750,000, the proceeds shall be used to repair or replace the Collateral and Debtor shall provide Administrative Agent with evidence satisfactory to Administrative Agent of such use; and third, if an Event of Default has occurred and is continuing or the proceeds in respect of any one loss or damage is equal to or greater than $750,000, the proceeds shall, at Administrative Agent's direction, be used to repair or replace the Collateral or applied to the Obligations as provided in the Credit Agreement.

         3.4. Place of Perfection; Records; Collection of Receivables, Chattel Paper and Instruments.

         (a) Debtor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and the originals of all Chattel Paper and Instruments, at the location therefor specified in Section 2.1(a), in each case which may be changed upon written notice to the Administrative Agent at least 30 days prior to such change. Debtor will hold and preserve such records and Chattel Paper and Instruments and will permit representatives of Administrative Agent at any time during normal business hours and after reasonable notice to inspect and make abstracts from and copies of such records and Chattel Paper and Instruments.

         (b) Except as otherwise provided in this Section 3.4(b), Debtor shall continue to collect, at its own expense, all amounts due or to become due Debtor under the Receivables, Chattel Paper and Instruments. In connection with such collections, Debtor may take (and, upon the occurrence and during the continuance of an Event of Default at Administrative Agent's direction, but subject to the rights of the Existing Credit Agreement Administrative Agent, shall take) such action as Debtor or, after the occurrence and during the continuance of an Event of Default, Administrative Agent, may deem necessary or advisable to enforce collection of the Receivables, Chattel Paper and Instruments; provided, however, but subject to the rights of the Existing Credit Agreement Administrative Agent, that Administrative Agent shall have the right (upon an Event of Default which has occurred and is continuing and upon notice to Debtor) to notify the account debtors or obligors under any Receivables, Chattel Paper and Instruments of the assignment of such Receivables, Chattel Paper and Instruments to Administrative Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Administrative Agent and, upon such notification at the expense of Debtor, to enforce collection of any such Receivables, Chattel Paper and Instruments, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor might have done or as Administrative Agent deems appropriate. To the extent not required to be delivered pursuant to the Existing Credit Agreement Administrative Agent, upon the occurrence and during the continuance of an Event of Default, all amounts and proceeds (including Instruments) received by Debtor in respect of the Receivables, Chattel Paper and Instruments shall be received in trust for the benefit of Administrative Agent hereunder, shall be segregated from other funds of Debtor and, after receipt of notice from Administrative Agent, shall be forthwith paid over to Administrative Agent in the same form as so received (with any necessary indorsement) to be applied as provided in the Credit Agreement. Upon the occurrence and during the continuation of an Event of Default, Debtor shall not adjust, settle or compromise the amount or payment of any Receivable, Chattel Paper or Instrument, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon other than those made in the ordinary course of business.

         3.5. Transfers and Other Liens. Debtor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as permitted under the Credit Agreement, or (ii) create or permit to exist any Lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest under this Agreement (and except as provided for in the Credit Agreement).

         3.6. Rights to Dividends and Distributions. With respect to any certificates, bonds, or other instruments or securities constituting a part of the Collateral, Administrative Agent, but shall subject to the rights of the Existing Credit Agreement Administrative Agent, shall have authority during the continuance of an Event of Default, either to have the same registered in Administrative Agent's name or in the name of a nominee, and, with or without such registration, upon such notification to demand of the issuer thereof, and to receive and receipt for, any and all Dividends (including any stock or similar dividend or distribution) payable in respect thereof, whether they be ordinary or extraordinary. If Debtor shall become entitled to receive or shall receive any interest in or certificate (including, without limitation, any interest in or certificate representing a Dividend or a distribution in connection with any reclassification, increase, or reduction of capital, or issued in connection with any reorganization), or any option or rights arising from or relating to any of the Collateral that is evidenced by a certificate or other instrument or security, whether as an addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise, Debtor agrees to accept the same as Administrative Agent's agent and to hold the same in trust on behalf of and for the benefit of Administrative Agent, and, to the extent not required to be delivered pursuant to the Existing Credit Agreement Agent, to deliver the same immediately to Administrative Agent in the exact form received, with appropriate undated stock or similar powers, duly executed in blank, to be held by Administrative Agent, subject to the terms hereof, as Collateral. Unless an Event of Default is in existence, Debtor shall be entitled to receive all cash Dividends paid in respect of any of the Collateral (subject to the restrictions of any other Loan Document). Upon the occurrence and during the continuance of an Event of Default, Administrative Agent, but shall subject to the rights of the Existing Credit Agreement Administrative Agent, shall be entitled to all Dividends, and to any sums paid upon or in respect of any Collateral, and to any additional securities issued in respect of the Securities Collateral, upon the liquidation, dissolution, or reorganization of the issuer thereof, all of which shall be paid to Administrative Agent to be held by it as additional collateral security for the Obligations and application to the Obligations at the discretion of Administrative Agent. Subject to the rights of the Existing Credit Agreement Agent, all Dividends paid or distributed in respect of the

Collateral which are received by Debtor in violation of this Agreement shall, until paid or delivered to Administrative Agent, be held by Debtor in trust as additional Collateral for the Obligations.

         3.7. Right of Administrative Agent to Notify Issuers. At any time during the continuance of an Event of Default, Administrative Agent, subject to the rights of the Existing Credit Agreement Agent, may notify issuers of the Securities Collateral to make payments of all Dividends directly to Administrative Agent and Administrative Agent, subject to the rights of the Existing Credit Agreement Agent, may take control of all proceeds of any Securities Collateral. Until Administrative Agent elects to exercise such rights, during the continuance of an Event of Default, Debtor, as agent of Administrative Agent, shall collect and segregate all Dividends and other amounts paid or distributed with respect to the Securities Collateral. To the extent that Administrative Agent has notified any issuer of Securities Collateral of an Event of Default and such Event of Default is cured or otherwise waived, Administrative Agent shall promptly notify such issuer of such fact.

         3.8. Administrative Agent Appointed Attorney-in-Fact. Debtor hereby irrevocably appoints Administrative Agent Debtor's attorney-in-fact (exercisable from and after the occurrence of an Event of Default which is continuing), with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, but subject to the rights of the Existing Credit Agreement Agent, to take any action and to execute any instrument which Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

         (a) to obtain and adjust insurance required to be paid to Administrative Agent in accordance with Section 3.3,

         (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral,

         (c) to receive, indorse, and collect any drafts or other Instruments, documents and Chattel Paper, in connection with clauses (a) or (b) above, and

         (d) to file any claims or take any action or institute any proceedings which Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Collateral or the rights of Administrative Agent with respect to any of the Collateral. DEBTOR HEREBY IRREVOCABLY GRANTS TO ADMINISTRATIVE AGENT DEBTOR'S PROXY (EXERCISABLE FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT WHICH IS CONTINUING) TO, SUBJECT TO THE RIGHTS OF THE EXISTING CREDIT AGREEMENT AGENT, VOTE ANY SECURITIES COLLATERAL AND APPOINTS ADMINISTRATIVE AGENT DEBTOR'S ATTORNEY-IN-FACT (EXERCISABLE FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT WHICH IS CONTINUING) TO PERFORM, SUBJECT TO THE RIGHTS OF THE EXISTING CREDIT AGREEMENT AGENT, ALL OBLIGATIONS OF DEBTOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF ADMINISTRATIVE AGENT'S RIGHTS HEREUNDER. THE PROXY AND EACH

POWER OF ATTORNEY HEREIN GRANTED ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATIONS.

         Secured Party shall not exercise any powers granted pursuant to this appointment as attorney-in-fact at any time that Debtor is fully performing its obligations hereunder or without the consent of the Existing Credit Agreement Agent. This appointment as attorney-in-fact shall terminate upon the termination of this Agreement pursuant to Section 5.3 hereof.

                  IV. RIGHTS AND POWERS OF ADMINISTRATIVE AGENT

         4.1. Administrative Agent May Perform. If Debtor fails to perform any agreement contained herein, Administrative Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of Administrative Agent incurred in connection therewith shall be payable by Debtor under Section 4.5.

         4.2. Administrative Agent's Duties. The powers conferred on Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the duty to exercise reasonable care in respect of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Administrative Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Administrative Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Administrative Agent accords its own property, except to the extent of any gross negligence or willful misconduct of the Administrative Agent. Except as provided in this Section 4.2, Administrative Agent shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating Administrative Agent, and Administrative Agent shall not be required or obligated, to (i) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (ii) notify Debtor of any decline in the value of any Collateral.

         4.3. Remedies. If any Event of Default shall have occurred and be continuing:

         (a) Subject to the rights of the Existing Credit Agreement Administrative Agent, Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas at that time (the "UCC") (whether or not the UCC applies to the affected Collateral), and also may (i) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Administrative Agent forthwith, assemble all or part of the Collateral which is capable of being assembled as directed by Administrative Agent and make it available to Administrative Agent at a place to be designated by Administrative Agent which is reasonably convenient to both parties or (ii) without notice, except as specified below, sell the Collateral or any portion thereof in one or more parcels at public or private sale, at any of Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Administrative Agent may deem commercially reasonable. Debtor agrees that, to the extent notice of sale shall be required by law, ten days' written notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) All cash proceeds received by Administrative Agent upon any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied as follows:

         First: To the payment of all reasonable out-of-pocket costs and expenses incurred in connection with the sale of, collection of or other realization upon Collateral, including reasonable attorneys' fees and disbursements;

         Second: To the payment of the Obligations as provided in the Credit Agreement and in such order and in such manner consistent with Applicable Laws as Administrative Agent in its discretion shall decide (with Debtor remaining liable for any deficiency); and

         Third: To the extent of the balance (if any) of such proceeds, to Debtor or other Person legally entitled thereto.

         (c) Subject to the rights of the Existing Credit Agreement Administrative Agent, all payments received by Debtor under or in connection with any Collateral shall be received in trust for the benefit of Administrative Agent, shall be segregated from other funds of Debtor and shall be forthwith paid over to Administrative Agent in the same form as so received (with any necessary indorsement).

         (d) Because of the Securities Act of 1933, as amended ("Securities Act"), and other laws, including without limitation state "blue sky" laws, or contractual restrictions or agreements, there may be legal restrictions or limitations affecting Administrative Agent in any attempts to dispose of the Collateral and the enforcement of its rights hereunder. For these reasons, subject to the rights of the Existing Credit Agreement Administrative Agent, Administrative Agent is hereby authorized by Debtor, but not obligated, during the continuance of any Event of Default, to sell or otherwise dispose of any of the Collateral at private sale, subject to an investment letter, or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act, or the rules and regulations promulgated thereunder, or any other law. Debtor clearly understands that Administrative Agent may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral than would otherwise be obtainable if same were registered and sold in the open market. No sale so made in good faith by Administrative Agent shall be deemed to be not "commercially reasonable" because so made. Debtor agrees that in the event Administrative Agent shall, during the continuance of an Event of Default, sell the Collateral or any portion thereof at any private sale or sales, Administrative Agent shall have the right to rely upon the advice and opinion of appraisers and other Persons, which appraisers and other Persons are acceptable to Administrative Agent, as to the best price reasonably obtainable upon such a private sale thereof. In the absence of actual fraud, such reliance shall be conclusive evidence that Administrative Agent handled such matter in a commercially reasonable manner under Applicable Law.

         (e) Subject to the rights of the Existing Credit Agreement Agent, if Administrative Agent shall determine to exercise its right to sell any or all of the Collateral, and if in the opinion of counsel for Administrative Agent it is necessary, or if in the opinion of Administrative Agent it is advisable, to have the Collateral or that portion thereof to be sold, registered under the provisions of the Securities Act, Debtor will, to the fullest extent it has the capability to do so, cause the issuers of the Collateral contemplated to be sold to execute and deliver, and cause the directors and officers of each thereof to execute and deliver, all at Debtor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Administrative Agent, advisable to register the Collateral or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as Administrative Agent may deem appropriate to facilitate the sale or other disposition of such Collateral from the date of the first public offering of the Collateral or that portion thereof to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act. Debtor shall use its reasonable best efforts to cause each issuer of Collateral to comply with the provisions of the securities or "blue sky" laws of any jurisdiction which Administrative Agent shall designate and to cause each Issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of the Securities Act and applicable "blue sky" laws.

         (f)

                  (i) To the extent not required under the General Security Agreement, Debtor will maintain the accounts listed as restricted and blocked accounts on Schedule 3 (the "Restricted Accounts") with Administrative Agent, in the name of Debtor, but such Restricted Accounts shall be under the sole control and dominion of Administrative Agent.

                  (ii) It shall be a term and condition of each Restricted Account, notwithstanding any term or condition to the contrary in any other agreement relating to such Restricted Account, that no amount (including interest and other proceeds of the cash and other property in the Restricted Account) shall be paid or released to or for the account of, or withdrawn by or for the account of, Debtor or any other Person from such Restricted Account.

                  (iii) After the occurrence and continuance of an Event of Default, Debtor will promptly instruct each account debtor in respect of Receivables arising from any sale of Inventory in the ordinary course of business to make payment to the Restricted Accounts.

Debtor understands and acknowledges that Administrative Agent may and permits Administrative Agent to remove amounts from the Restricted Accounts from time to time and use the amounts to reduce the Obligations.

         4.4. Further Approvals Required.

         (a) In connection with the exercise by Administrative Agent of its rights hereunder that effects the disposition of or use of any Collateral, it may be necessary to obtain the prior consent or approval of Tribunals and other Persons to a transfer or assignment of Collateral.

         (b) Debtor hereby agrees, during the continuance of an Event of Default, to execute, deliver, and file, and hereby appoints Administrative Agent as its attorney-in-fact, during the continuance of an Event of Default, to execute, deliver, and file on Debtor's behalf and in Debtor's name, all applications, certificates, filings, instruments, and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in Administrative Agent's opinion, to obtain such consents, waivers, or approvals. Upon request by Administrative Agent, Debtor further agrees to use its reasonable best efforts to obtain the foregoing consents, waivers, and approvals, including receipt of consents, waivers, and approvals under applicable agreements prior to a Default or Event of Default. Debtor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 4.4 and that such failure would not be adequately compensable in damages, and therefore agrees that this Section 4.4 may be specifically enforced. This appointment as attorney-in-fact shall terminate upon the termination of this Agreement pursuant to Section 5.3 hereof.

         4.5.     Indemnity and Expenses.

         (a) Debtor agrees to indemnify Administrative Agent and each Secured Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), expressly including such claims, losses or liabilities arising out of mere negligence of Administrative Agent or any Secured Party, except claims, losses or liabilities as finally judicially determined by a court of competent jurisdiction to have resulted from Administrative Agent's or any Secured Party's gross negligence or willful misconduct.

         (b) Debtor will upon demand pay to Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Administrative Agent hereunder or (iv) the failure by Debtor to perform or observe any of the provisions hereof.

                                V. MISCELLANEOUS

         5.1. Cumulative Rights. All rights of Administrative Agent and each other Secured Party under the Loan Documents are cumulative of each other and of every other right which Administrative Agent and each other Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations. The exercise of one or more rights shall not prejudice or impair the concurrent or subsequent exercise of other rights.

         5.2. Modifications; Amendments; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Debtor here from, shall in any event be effective unless the same shall be in writing and signed by Administrative Agent (and Debtor, in case of amendment), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         5.3. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the later of (i) the final payment in full of the Obligations and all amounts payable under this Agreement and (ii) the expiration or termination of the obligation of all Secured Parties to extend credit to Debtor, (b) be binding upon Debtor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, Administrative Agent and its successors, transferees and assigns. Upon any such termination, Administrative Agent will, at Debtor's expense, execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination. Debtor agrees that to the extent that Administrative Agent or any Secured Party receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other party under any Debtor Relief Law, common law or equitable cause, then to the extent of such payment or benefit, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by Administrative Agent or any Secured Party, to the extent that Administrative Agent or any Secured Party did not directly receive a corresponding cash payment, shall be added to and be additional Obligations payable upon demand by Administrative Agent or any Secured Party and secured hereby, and, if the lien and security interest hereof shall have been released, such lien and security interest shall be reinstated with the same effect and priority as on the date of execution hereof all as if no release of such lien or security interest had ever occurred.

         5.4. GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF

TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. UNLESS OTHERWISE DEFINED HEREIN OR IN THE CREDIT AGREEMENT, TERMS USED IN ARTICLE 9 OF THE UCC ARE USED HEREIN AS THEREIN DEFINED.

         5.5. WAIVER OF JURY TRIAL. ADMINISTRATIVE AGENT AND DEBTOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

         5.6. Administrative Agent's Right to Use Agents. Administrative Agent may exercise its rights under this Agreement through an agent or other designee.

         5.7. No Interference, Compensation or Expense. Administrative Agent may exercise its rights under this Agreement (a) without resistance or interference by Debtor and (b) without payment of any rent, license fee or compensation of any kind to Debtor.

         5.8. Waivers of Rights Inhibiting Enforcement. To the extent not prohibited by Applicable Law, Debtor waives (a) any claim that, as to any part of the Collateral, a public sale, should Administrative Agent elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Collateral, (b) except as otherwise provided in this Agreement, NOTICE OR JUDICIAL HEARING IN CONNECTION WITH ADMINISTRATIVE AGENT'S DISPOSITION OF ANY OF THE COLLATERAL INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF ADMINISTRATIVE AGENT'S RIGHTS HEREUNDER and (c) all rights of redemption, appraisal, valuation or to the marshaling of assets.

         5.9. Notices and Deliveries.

         (a) Manner of Delivery. All notices and other communications provided for hereunder shall be in writing and mailed, telecopied or delivered by reputable overnight delivery service or by hand, if to the Debtor, addressed to it at its address specified on the signature pages hereof, if to the Administrative Agent, addressed to it at its address specified in the Credit Agreement, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 5.9. All such notices and other communications shall, when mailed, telecopied, or delivered, be effective three days after being deposited in the mails, when telecopied with confirmation of receipt, or when delivered by reputable overnight delivery service or by hand to the addressee or its agent, respectively.

         (b) Addresses. All notices, communications and materials to be given or delivered pursuant to this Agreement shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

                  (i)      if to Debtor, to it at:

                           Doskocil Manufacturing Company, Inc.
                           4209 Barnett
                           Arlington, Texas 76017
                           Telephone No.:  (817) 467-5116
                           Telecopier No.: (817) 472-9810

                           Attention:  John Casey
                                       Chief Financial Officer

                           with a copy to:

                           Westar Capital II LLC
                           949 South Coast Drive, Suite 650
                           Costa Mesa, California 92626
                           Telephone No.:  (714) 481-5161
                           Telecopier No.: (714) 481-5166

                           Attention:  Alan Sellers

                  (ii)     if to Administrative Agent, to it at:

                           Bank of America, N.A.
                           100 North Tryon Street
                           Charlotte, North Carolina 28225
                           Telephone No.:  (704) 388-5045
                           Telecopier No.: (704) 386-9607

                           Attention:  John J. O'Neill

or at such other address or, telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify for the purpose in a notice to the other specifically captioned "Notice of Change of Address".

         (c) Effectiveness. Each notice, communication and any material to be given or delivered to Administrative Agent or Debtor pursuant to this Agreement shall be effective or deemed delivered or furnished (i) if sent by mail, on the fifth Business Day after such notice, communication or material is deposited in the mail, addressed as above provided, (ii) if sent by telecopier, when such notice, communication or material is transmitted to the appropriate number determined as above provided in this Section 5.9 and the appropriate receipt is received or otherwise acknowledged and (iii) if sent by hand delivery or overnight courier, when left at the address of the addressee addressed as above provided.

         5.10. Successors and Assigns. All of the provisions of this Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         5.11. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         5.12. Consent to Jurisdiction; Waiver of Immunities.

         (a) Debtor hereby irrevocably submits to the non-exclusive jurisdiction of any United States Federal or Texas State courts sitting in Dallas, Texas in any action or proceeding arising out of or relating to this Agreement, and Debtor hereby irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such court or that such court is an inconvenient forum.

         (b) Nothing in this section shall limit the right of Administrative Agent or any Secured Party to bring any action or proceeding against Debtor or its property in the courts of any other jurisdictions.

         (c) Any judicial proceeding by Debtor against Administrative Agent or any Secured Party involving, directly or indirectly, any matter in any way arising out of, related to, or connected with this Agreement shall be brought only in a court in Dallas, Texas to the extent that jurisdiction may be effected against such Person in Dallas, Texas.

         5.13. Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws during the term thereof, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

         5.14. Obligations Not Affected. To the fullest extent permitted by Applicable Law, the obligations of Debtor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

         (a) any amendment or modification or addition or supplement to any other Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof;

         (b) any exercise, non-exercise, or waiver by Administrative Agent or any Secured Party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty, any collateral or the Collateral or any part thereof provided pursuant to, this Agreement or any other Loan Document;

         (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement or any other Loan Document or any assignment or transfer of any thereof; or

         (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of Debtor, any other Obligor or any other Person, whether or not Debtor shall have notice or knowledge of any of the foregoing.

         5.15. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         5.16. Junior Lien. The Lien granted in the Collateral herein shall at all times be junior and second to the Lien granted in the Collateral pursuant to the General Security Agreement. Said priority shall be applicable irrespective of the time or order of attachment or perfection of any Lien or the time or order of filing of any financing statements or other documents, or any statutes, rules or law, or court decisions to the contrary. Notwithstanding anything herein to the contrary, until the Obligations (as defined in the Existing Credit Agreement) have been paid and performed in full and all commitments to lend thereunder have terminated, the Administrative Agent shall not collect, take possession of, foreclose upon, or exercise any other rights or remedies with respect to, the Collateral, judicially or non-judicially, or attempt to do any of the foregoing unless such rights or remedies have been or are being exercised with respect to the General Security Agreement and are exercised hereunder in a manner that is not inconsistent with the status of the junior and second Liens granted hereunder.

         5.17. ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                     DEBTOR:

                                     DOSKOCIL MANUFACTURING COMPANY, INC.



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                     ADMINISTRATIVE AGENT:

                                     BANK OF AMERICA, N.A.



                                     By:
                                        ---------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                   Schedule 1

                        Equipment and Inventory Locations

               Chief Place of Business, Chief Executive Office and
                          Location of Books and Records

                           *To Be Provided By Debtor*

================================================================================
             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================

                                   Schedule 2

                                   Trade Names


                           *To Be Provided By Debtor*


================================================================================
             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================

                                   Schedule 3


                               Restricted Accounts


                           *To Be Provided By Debtor*



================================================================================
             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================

                                   Schedule 4


                                  Rolling Stock


                           *To Be Provided By Debtor*



================================================================================
             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.
================================================================================